UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 14, 2006
(Date of earliest event reported)

ELECTRO ENERGY INC.

(Exact name of registrant as specified in charter)

Florida	333-90614	59-3217746

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Shelter Rock Road, Danbury, Connecticut	06810

(Address of principal executive offices)	(Zip code)

(203) 797-2699

(Registrant's telephone number including area code)

n/a

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 14, 2006, the Board of Directors of Electro Energy, Inc. (the “Company”) elected William Wylam as a Director, effective August 14, 2006, who shall hold office until the next annual election of directors and until his successor is duly elected and qualified. Martin G. Klein, Chairman of the Board, introduced Mr. Wylam as a potential candidate to the Company. After performing the due diligence that the members of the Board of Directors determined, in their reasonable business judgment, was appropriate under the circumstances, the Board of Directors decided to elect Mr. Wylam to the Board of Directors. The Board also granted to Mr. Wylam options to purchase 25,000 shares of common stock of the Company in accordance with the Company's 2005 Stock Option Plan.

On August 1, 2006, the Company previously entered into a consulting agreement (the “Consulting Agreement”) with Mr. Wylam. The Consulting Agreement provides that Mr. Wylam will consult with the Company on an ongoing basis. Under the terms of the Consulting Agreement, Mr. Wylam will be compensated at the rate of $1,500 per month, plus $1,000 for each full day during which Mr. Wylam has rendered certain additional services, as well as reasonable out-of-pocket expenses. Mr. Wylam has agreed not to engage in or conduct any business which competes with the business conducted by the Company during the term of the Consulting Agreement. The Consulting Agreement will continue until terminated by either party with thirty days advance written notice.

There are no family relationships between Mr. Wylam and any of the other executive officers or directors of the Registrant.

On August 18, 2006, the Company issued a press release announcing the appointment of Mr. Wylam as a Director. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Report:

Exhibit No.	Description

10.1	Consulting Agreement between the Company and William Wylam, dated August 1, 2006. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit to the Consulting Agreement.

99.1	Press Release issued by Electro Energy Inc. on August 18, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRO ENERGY INC.

	By:	/s/ Michael E. Reed

Name: Michael E. Reed
Title: Chief Executive Officer
Dated: August 18, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Agreement between the Company and William Wylam, dated August 1, 2006. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit to the Consulting Agreement.

99.1	Press Release issued by Electro Energy Inc. on August 18, 2006.